Fees Summary	Aug. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 395,964,000.00
Previously Paid Amount	0.00
Total Fee Amount	60,622.09
Total Offset Amount	0.00
Net Fee	$ 60,622.09
Final Prospectus	false